TABLE OF CONTENTS

   USAA Family of Funds                                            1
   Message from the President                                      2
   Investment Review:
      New York Bond Fund                                           4
      New York Money Market Fund                                   9
   Financial Information:
      Statements of Assets and Liabilities                        13
      Portfolios of Investments in Securities:
          New York Bond Fund                                      15
          New York Money Market Fund                              17
      Notes to Portfolios of Investments in Securities            20
      Statements of Operations                                    21
      Statements of Changes in Net Assets                         22
      Notes to Financial Statements                               23



                           Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Funds.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA New York Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the funds.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.


USAA Family of Funds Performance Summary
If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 35 funds by investment objective as of September 30, 1997.


           Investment                   Inception             Average Annual Total Return(%)*
            Objective                     Date        1 year      5 years    10 years    Since Inception
CAPITAL APPRECIATION
  Aggressive Growth                     10/19/81       12.97       22.01       12.58          -
  Emerging Markets(1)                    11/7/94       17.80        -           -             9.18
  First Start Growth                      8/1/97        -           -           -            -0.70
  Gold(1)                                8/15/84      -15.16        3.76       -6.42          -
  Growth                                  4/5/71       34.93       18.50       12.42          -
  Growth & Income                         6/1/93       37.04        -           -            19.40
  International(1)                       7/11/88       26.99       17.03        -            11.90
  S&P 500 Index(4)+                       5/1/96       40.33        -           -            32.89
  Science & Technology(5)                 8/1/97        -           -           -            -2.00
  World Growth(1)                        10/1/92       28.41       15.94        -            15.94


ASSET ALLOCATION
  Balanced Strategy(1)                    9/1/95       26.23        -           -            16.92
  Cornerstone Strategy(1)                8/15/84       26.15       15.31        9.33          -
  Growth and Tax Strategy(2)**           1/11/89       18.12       11.73        -            10.69
  Growth Strategy(1)                      9/1/95       26.54        -           -            24.91
  Income Strategy                         9/1/95       18.42        -           -            11.85


INCOME--TAXABLE
  GNMA                                    2/1/91       10.02        6.70        -             7.81
  Income                                  3/4/74       11.55        7.35       10.31          -
  Income Stock                            5/4/87       31.46       16.04       13.55          -
  Short-Term Bond                         6/1/93        8.07        -           -             5.92


INCOME--TAX EXEMPT
  Long-Term(2)**                         3/19/82       10.02        6.87        8.85          -
  Intermediate-Term(2)**                 3/19/82        9.07        6.89        8.05          -
  Short-Term(2)**                        3/19/82        5.95        4.89        5.81          -
  California Bond(2)**                    8/1/89        9.85        7.43        -             7.81
  Florida Tax-Free Income(2)**           10/1/93       10.18        -           -             4.88
  New York Bond(2)**                    10/15/90        9.69        6.58        -             8.49
  Texas Tax-Free Income(2)**              8/1/94       10.30        -           -             9.56
  Virginia Bond(2)**                    10/15/90        8.92        7.12        -             8.26


MONEY MARKET
  Money Market(3)                         2/2/81        5.32        4.58        5.77          -
  Tax Exempt Money Market(2),(3)**        2/6/84        3.39        3.06        4.13          -
  Treasury Money Market Trust(3)          2/1/91        5.16        4.38        -             4.41
  California Money Market(2),(3)**        8/1/89        3.30        2.98        -             3.61
  Florida Tax-Free Money Market(2),(3)** 10/1/93        3.28        -           -             3.06
  New York Money Market(2),(3)**        10/15/90        3.22        2.85        -             3.09
  Texas Tax-Free Money Market(2),(3)**    8/1/94        3.36        -           -             3.33
  Virginia Money Market(2),(3)**        10/15/90        3.26        2.90        -             3.21


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(2) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
(4) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.
(5) This Fund may be more volatile than a fund that diversifies across many industries.
* Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.
+  Includes the $10 annual account maintenance fee through December 31, 1996.


                       MESSAGE FROM THE PRESIDENT

We recently received a bit of good news.

It is that all eight of the tax-exempt bond funds which we offer, the Long-Term, Intermediate-Term and Short-Term Funds, plus our five state-specific bond funds, have been awarded five-star ratings by Morningstar for the one-year period ended September 30, 1997.* We are pleased with this achievement, mainly because of what it confirms. To understand that, let's talk about what these ratings mean.





                           EIGHT IS GREAT!

                  USAA's eight Tax-Exempt Bond Funds
               all receive Morningstar's 5 star rating
   in the municipal bond funds category for the year ended 9-30-97.*



       FUND                                1 YEAR     3 YEAR      5 YEAR     10 YEAR
-------------------------------------------------------------------------------------
USAA Tax Exempt Intermediate-Term Fund      *****       5*          5*          5*
USAA Tax Exempt Short-Term Fund             *****       5*          5*          5*
USAA Virginia Bond Fund**                   *****       5*          5*
USAA Tax Exempt Long-Term Fund              *****       5*          4*          4*
USAA California Bond Fund**                 *****       5*          4*
USAA New York Bond Fund**                   *****       5*          3*
USAA Texas Tax-Free Income Fund**           *****       5*
USAA Florida Tax-Free Income Fund**         *****       4*

Total Funds rated:                          1,760     1,374         668        326





Past performance is no guarantee of future results.
* Morningstar proprietary ratings reflect historical risk-adjusted performance through 9/30/97. The ratings are subject to change monthly. Morningstar ratings are calculated from the Fund's 3-, 5-, and 10-year average annual total returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. There is a three-year minimum performance requirement before a fund is rated. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. Overall rating is a weighted average of a fund's 3-, 5-, and 10-year ratings, when applicable. Among 1,374 municipal bond funds, the USAA Tax Exempt Intermediate-Term, Short-Term, Texas Tax-Free Income, and Virginia Bond Funds received overall ratings of 5 stars. The USAA Tax Exempt Long-Term, California Bond, New York Bond, and Florida Tax-Free Income Funds received overall ratings of 4 stars. The top ten percent of the funds in a rating category receive five stars and the next 22.5% receive four stars.

** These funds are only available for residents in these states.

(PHOTO OF THE PRESIDENT, MICHAEL J. C. ROTH, APPEARS HERE)

There are some standard words which you will see commonly published along with any reference to Morningstar ratings. They are what we call a legend and they include this; "Morningstar proprietary ratings reflect historical risk-adjusted performance through [date]. The ratings are subject to change monthly..." At many conferences I have attended, I have heard Morningstar executives emphasize the point that their ratings are historically based and that they are not predictive. In other words they tell you who did well, but they do not purport to tell you who will do well.

Having said all that, we are pleased with these ratings because they are an affirmation of one of our basic beliefs. We believe investors in tax-exempt bond funds want, and will benefit most from tax-exempt income. That seems obvious when you put it on paper, but it is something which is easily obscured. The performance and the relative ratings of these funds are based upon their total returns, which means both interest income and price change. We have chosen very deliberately to manage our funds for consistently high yields, and we believe that over time this will be beneficial to our investors both in terms of income and total return. The Morningstar ratings indicate that in the recent past we have been correct in these beliefs.

And besides, it's nice to have someone say you're "five-star."

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board

For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.




                                INVESTMENT REVIEW

NEW YORK BOND FUND

OBJECTIVE: Provide New York investors with a high level of current interest income that is exempt from federal income taxes and New York state and New York City personal income taxes.

TYPES OF INVESTMENTS: Invests primarily in long-term investment grade New York tax-exempt securities.

                                              3/31/97             9/30/97
                                              -------             -------
 Net Assets......................          $58.0 MILLION       $62.8 MILLION
 Net Asset Value Per Share.......             $10.94               $11.38

 AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/97
 March 31, 1997 to September 30, 1997.......................         6.99%(+)
 1 Year.....................................................         9.69%
 5 Years....................................................         6.58%
 Since inception on October 15, 1990........................         8.49%
 (+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.
 30-Day SEC Yield* on September 30, 1997....................         5.00%
 *Calculated as prescribed by the Securities and Exchange Commission.

Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


----------------------------------
CUMULATIVE PERFORMANCE COMPARISON
----------------------------------

A chart in the form of a line graph appears here, comparing the cumulative performance of the USAA New York Bond Fund, the Lehman Brothers Municipal Bond Index and the Lipper New York Municipal Debt Funds Average. Data since inception 10/15/90 through 09/30/97. The data points from the graph are as follows:

USAA  New York Bond Fund
Year                  Amount
----                  ------
10/15/90             $10,000
10/31/90             $10,166
12/31/90             $10,542
06/30/91             $11,028
10/31/91             $11,731
04/30/92             $12,106
10/31/92             $12,590
04/30/93             $13,807
10/31/93             $14,630
04/30/94             $13,767
10/31/94             $13,497
04/30/95             $14,555
10/31/95             $15,434
04/30/96             $15,579
10/31/96             $16,305
04/30/97             $16,702
09/30/97             $17,688


Lehman Brothers Municipal Bond Index
Year                  Amount
----                  ------
10/90                $10,000
10/31/90             $10,142
12/31/90             $10,391
06/30/91             $10,853
10/31/91             $11,376
04/30/92             $11,792
10/31/92             $12,333
04/30/93             $13,285
10/31/93             $14,068
04/30/94             $13,571
10/31/94             $13,455
04/30/95             $14,474
10/31/95             $15,453
04/30/96             $15,625
10/31/96             $16,334
04/30/97             $16,663
09/30/97             $17,611



Lipper New York Municipal Debt Funds Average
Year                  Amount
----                  -----
10/90                $10,000
10/31/90             $10,056
12/31/90             $10,319
06/30/91             $10,809
10/31/91             $11,439
04/30/92             $11,832
10/31/92             $12,345
04/30/93             $13,493
10/31/93             $14,302
04/30/94             $13,602
10/31/94             $13,364
04/30/95             $14,281
10/31/95             $15,123
04/30/96             $15,195
10/31/96             $15,865
04/30/97             $16,133
09/30/97             $17,041


The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. The Lipper New York Municipal Debt Funds Average is the average performance level of all New York Municipal Debt Funds, as computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index, since funds have expenses.




                            MESSAGE FROM THE MANAGER


[PHOTOGRAPH OF PORTFOLIO MANAGER:  KENNETH E. WILLMANN, CFA IS HERE]

Interest Rate-Markets
Interest rates generally declined in the six months ended September 30, 1997. While they certainly did not move in a straight line, the trend is unmistakable. The graph below illustrates this well.


A chart in the form of a line graph appears here illustrating the yields of the 30-year U.S. Treasury Bond and the Bond Buyer 40-Bond Index (BBI40) from 3/31/97 to 9/30/97

                        ---------------------------
                        MUNICIPAL AND U.S. TREASURY
                                BOND YIELDS
                        ---------------------------

            30 Year U.S. Treasury Bond    Bond Buyer 40-Bond Index (BBI40)
03/31                 7.1%                       5.95%
04/15                 7.09%                      5.97%
04/30                 6.96%                      5.89%
05/15                 6.87%                      5.78%
05/30                 6.91%                      5.74%
06/16                 6.7%                       5.59%
06/30                 6.78%                      5.69%
07/15                 6.54%                      5.54%
07/31                 6.3%                       5.4%
08/15                 6.55%                      5.56%
08/29                 6.61%                      5.55%
09/15                 6.57%                      5.48%
09/30                 6.40%                      5.47%


Note: Past performance is no guarantee of future results. The results of the comparison reflect current conditions as regards to tax laws, inflationary trends, and general corporate policies and practices. Investors are encouraged to closely monitor changes in any factor which may affect their investments.


Please note that the top line is the yield of the active 30-year U.S. Treasury Bond, or the "Long Bond" as it is known. This is generally considered the benchmark for long-term interest rates in the U.S. The bottom line in the graph represents the yield of the Bond Buyer 40-Bond Index (BBI40), which is the industry standard for the yield of long-term, investment-grade municipal bonds. The BBI40 yield is lower because it is tax-exempt; investors must pay income taxes on the Long Bond.

The lines stay relatively parallel, though the Long Bond was typically more volatile day-to-day. Municipal bonds tend to be a little more sedate than Treasury bonds. Market activity is diffused among thousands of municipal issues, where Treasury trading is concentrated in one or a few issues. Municipal trading takes place almost exclusively in the U.S., while Treasuries are traded worldwide by many investors with different regulations and motivations.

Baby Bear's Porridge
In the famous children's story "Goldilocks and the Three Bears," Goldilocks, the little girl, stumbles across the bears' house in the forest. Upon entering, she finds the breakfast table set with three bowls of porridge. She tries Papa Bear's bowl, and it is too hot. Next is Mama Bear's which is too cold. Then she finds Baby Bear's porridge to be just right.

The parallels between this story and the economy are striking. Currently, the economy is neither "too hot" (a period of strong economic growth causing inflation) nor "too cold" (a period of recession). It is just right. Gross Domestic Product and employment are growing moderately and steadily, but not fast enough to cause inflation to accelerate. In fact, inflation is decelerating. The securities markets are declaring this mix to be just right. The stock market is strong, and interest rates, which are very sensitive to inflation, are falling.

We all realize that the economy is a dynamic system. It changes constantly. Someday it will start to get "too hot" or become "too cold." Unlike Goldilocks, we have no intention of falling into a satisfied sleep. But for now, just right is pretty nice.

New York State
New York state's substantial and diverse economy has been "just right," also. However, the unemployment rate remains above the national average. Wealth levels for New York are high, as per capita personal income ranks fifth among all states. Additionally, per capita personal income has grown faster than the national average over the last ten years.

New York state's finances improved leading to a recent ratings upgrade by Standard & Poor's from "A-" to "A." The fiscal year ending March 31, 1997, closed with a General Fund surplus of approximately $1.4 billion due to effective expenditure control and strong tax revenues. Despite protracted budget negotiations, the financial plan for fiscal year ending March 31, 1998, also appears to be comfortably balanced. Nevertheless, tax relief and increased spending, which are expected to be phased in over time, could cause future budgetary pressure if economic growth is "too cold."

The New York Bond Fund
Your Fund benefited from this positive environment. The net asset value per share rose to $11.38 on September 30, 1997, from $10.94 on March 31, 1997. By carefully managing your Fund for income, we have provided an annualized dividend yield(1) for the past six months of 5.56%, well above the 4.64% of the Lipper New York Municipal Debt Funds Average.


               --------------------------------------
                 COMPARISON-12 MONTH DIVIDEND YIELD
               --------------------------------------

A chart in the form of a bar graph appears here illustrating the comparison of the 12 Month Dividend Yield of the USAA New York Bond Fund and the Lipper New York Municipal Debt Funds Average from 9/30/92 to 9/30/97.


           USAA New York Bond           Lipper  New York Municipal
             Fund Yield                     Debt Funds Average
9/30/92        5.92%                             6.05%
9/30/93        5.26%                             5.31%
9/30/94        5.66%                             5.57%
9/30/95        5.77%                             5.22%
9/30/96        5.82%                             4.95%
9/30/97        5.58%                             4.76%



The Lipper New York Municipal Debt Funds Average is computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions. The graph represents data from 9/30/92 to 9/30/97.


We are pleased to report that this combination of income and price appreciation has earned your Fund's performance 5-star ratings from Morningstar for the 1- and 3-year periods.(2)

Philosophy
Our philosophy of favoring tax-exempt income over taxable capital gains is working. We intend to stay with it for the foreseeable future. One thing we know is that the world changes, so we constantly question and probe that philosophy to determine if it is still relevant and appropriate. My job is to relieve you of the burden of dealing with economic changes that affect your investment in the Fund.

(1) Dividend yield is computed by dividing income dividends paid during the previous 6 months by the latest month-end net asset value adjusted for capital gains distributions and annualizing the result.
     Past performance is no guarantee of future results.
(2) The Fund was awarded a five-star rating for its overall risk-adjusted performance by Morningstar as of September 30, 1997. It was rated 5 stars overall and among 1760 and 1374 municipal bond funds for the 1- and 3-year periods and 3 stars overall and among 668 municipal bond funds for the 5-year period. Morningstar proprietary ratings reflect historical risk-adjusted performance through September 30, 1997. The ratings are subject to change monthly. Morningstar ratings are calculated from the Fund's 3-, 5-, and 10-year average annual total returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. There is a 3-year minimum performance requirement before a fund is rated. The 1-year rating is calculated using the same methodology, but is not a component of the overall rating. Overall rating is a weighted average of a fund's 3-, 5-, and 10-year ratings, when applicable. The top ten percent of the funds in a rating category receive five stars and the next 22.5% receive four stars.



The table below compares the yield of the USAA New York Bond Fund with a taxable equivalent investment.

TO MATCH THE NEW YORK BOND FUND'S CLOSING 30-DAY SEC YIELD OF 5.00% AND:

                                    ASSUMING A NEW YORK STATE TAX RATE OF 7.59%
AND A MARGINAL FEDERAL TAX RATE OF:       28%       31%        36%       39.6%
A FULLY TAXABLE INVESTMENT MUST PAY:    7.51%     7.84%      8.45%        8.96%

                          ASSUMING A NEW YORK STATE AND CITY TAX RATE OF 11.99%
AND A MARGINAL FEDERAL TAX RATE OF:       28%       31%         36%      39.6%
A FULLY TAXABLE INVESTMENT MUST PAY:    7.89%     8.23%       8.88%      9.41%

This table is based on a hypothetical investment calculated for illustrative purposes only.
It is not an indication of performance for any of the USAA Family of Funds.


                        ---------------------
                        PORTFOLIO RATINGS/MIX
                         SEPTEMBER 30, 1997
                        ---------------------

A pie chart is shown here depicting the Portfolio Mix as of September 30, 1997 of the USAA New York Bond Fund to be:
AA - 41%, A -26%,  Cash  Equivalents - 1%, AAA 15%, BBB 17%


This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch Investors Service.


Note: Income may be subject to federal, state or local taxes, or the alternative minimum tax.

See page 15 for a complete listing of the Portfolio of Investments in Securities.



                                INVESTMENT REVIEW

NEW YORK MONEY MARKET FUND

OBJECTIVE: Provide New York investors with a high level of current interest income that is exempt from federal income taxes and New York state and New York City personal income taxes, while preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High quality New York tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will maintain a stable net asset value of $1.00 per share.



                                                3/31/97            9/30/97
                                                -------            -------
Net Assets................................   $50.0 MILLION      $53.0 MILLION
Net Asset Value Per Share.................       $1.00               $1.00


AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/97
March 31, 1997 to September 30, 1997..........................      1.65%(+)
1 Year........................................................      3.22%
5 Years.......................................................      2.85%
Since inception on October 15, 1990...........................      3.09%
(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.
7-Day Simple Yield on September 30, 1997......................      3.51%

Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results. Yields and returns fluctuate.


                        ----------------------
                        7-DAY YIELD COMPARISON
                        ----------------------

A chart in the form of a line graph appears here illustrating the comparison of the 7-day yield of the USAA New York Money Market Fund and the IBC/Donoghue's State Specific SB & GP Money Funds from 9/96 to 9/97.


                 USAA  New York
                Money Market Fund                   IBC/Donoghue
9/96                  3.32%                             3.05%
10/96                 3.14%                             2.91%
11/96                 3.13%                             2.89%
12/96                 3.47%                             3.17%
1/97                  3.11%                             2.78%
2/97                  3.2%                              2.75%
3/97                  2.88%                             2.67%
4/97                  3.7%                              3.46%
5/97                  3.46%                             3.22%
6/97                  3.52%                             3.25%
7/97                  3.17%                             3.01%
8/97                  2.96%                             2.78%
9/97                  3.48%*                            3.24%*

Data represent the last Monday of each month.

*Ending date 09/29/97


The graph tracks the Fund's 7-day simple yield against IBC/Donoghue's State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free): New York Money Funds, an average of all major money market fund yields.


                           Message from the Manager

[PHOTOGRAPH OF PORTFOLIO MANAGER:  JOHN C. BONNELL, CFA APPEARS HERE]

The Market
All financial markets are driven by supply and demand relationships. This was especially highlighted in the summer months by the tax-exempt money market. During the six months ending September 30, 1997, the one-year Treasury bill yield ranged from 6.07% to 5.42% and has generally trended down since the end of April. The same cannot be said for one-year municipal notes. As measured by the Bond Buyer One-Year Note Index,(1) yields ranged from 3.97% to 3.76% during the same time span, and ended the period at 3.82%, only slightly lower than the 3.85% at the end of March. Why didn't short-term municipals follow the short-term treasury market closer? The municipal market is influenced more by the amount of securities available in the market, and the amount of cash to be invested. Several possible factors that combined this year to influence both the supply of and demand for short-term tax-exempt securities included the following:

      -  The scarcity in supply of one-year notes.
      -  Borrowings made for periods longer than twelve months.
      -  An increase in the alternative to fixed rate notes.

With improved economic conditions issuers did not need to borrow as much as in prior years. In fact, more issuers chose to borrow for fifteen months, temporarily making their securities too long for money market investments. Alternatively, underwriters created money market eligible variable rate products out of long-term securities, thus increasing the supply of variable rate securities.(2)


(1) Bond Buyer Index is the industry standard for yields of investment-grade municipal bonds.
(2) Variable rate demand note: A note representing borrowings that is payable on demand and that bears interest tied to money market rate.


The equity and long-term bond markets both experienced tremendous price gains over the last six months. This was accompanied by extreme volatility which many expect caused large cash flows into and out of money market funds. In addition, during the Federal government budget negotiations one proposal contained a provision that would reduce the amount of tax-exempt interest corporations could claim. This provision was not included in the final budget bill, but many feel corporations reduced their municipal holdings (a large amount being short-term securities) temporarily, only to buy into the market after the budget was passed. These events combined to influence the demand for short-term municipal securities. Situations such as these, which are unique to the municipal market, explain why the municipal market does not always closely track the much larger and highly efficient treasury market.

Strategy
Your Fund strives to meet its objective in any prevailing market environment. This is done in part by maintaining a mix of fixed rate securities and variable rate securities in the fund. Fixed rate securities lock in rates and help stabilize the Fund's yield during the periods when there is a large amount of money in the market relative to supply. Variable rate securities provide liquidity necessary to take advantage of higher yielding securities as opportunities arise. Our longstanding commitment to credit research is a major factor that ensures all purchases are the best relative value in the market at any given time.

Performance
While past performance is no guarantee of future results, for the 12 months ending September 30, 1997, your Fund ranked 2 out of 34 New York Money Market Funds according to IBC Financial Data, Inc. with a yield of 3.22%. The average for the category over the same time period was 2.97%.

New York
New York derives strength from its substantial and diverse economy which has continued to grow during 1997. Overall employment gains have occurred and are expected to continue throughout the year. Gains in the service and trade sectors more than offset job losses in the banking and hospital industries. However, the 6.4% unemployment rate remains above the 4.9% national average.

Due to effective expenditure control and strong tax revenues, the state ended the fiscal year ending March 31, 1997, with a General Fund (the state's main operating account) surplus of $1.4 billion. The state's improved financial performance led to a ratings upgrade by Standard & Poor's at the end of August to "A" from "A-." Despite the chronic inability to enact a timely budget, the state's financial plan for the year ending March 31, 1998, appears comfortably balanced. Nevertheless, notable tax relief and increased spending, which are expected to be phased in over time, could cause future budgetary pressures. We will continue to monitor closely financial and legislative issues that may ultimately have an impact on the relative attractiveness of New York municipal securities. As always, we continue to analyze each issue on a case-by-case basis and remain very selective when investing Fund assets.


-----------------------------------
Cumulative Performance of $10,000
-----------------------------------

A chart in the form of a line graph appears here illustrating the cumulative performance of $10,000 in the New York Money Market Fund. Data since inception on 10/15/90 through 09/30/97. The data points from the graph are as follows:


10/15/90       $10,000
10/90          $10,019
12/90          $10,108
04/91          $10,257
10/91          $10,461
04/92          $10,630
10/92          $10,775
04/93          $10,886
10/93          $10,998
04/94          $11,104
10/94          $11,240
04/95          $11,425
10/95          $11,634
04/96          $11,830
10/96          $12,016
04/97          $12,204
09/30/97       $12,371


Past performance is no guarantee of future results and the value of your investment will vary according to the fund's performance. Income may be subject to federal, state or local taxes, or to the alternative minimum tax.

An investment in this Fund is neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will maintain a stable net asset value of $1 per share.

See page 17 for a complete listing of the Portfolio of Investments in Securities.




Statements of Assets and Liabilities
(In Thousands)

September 30, 1997
(Unaudited)




                                                                                             New York
                                                                             New York      Money Market
                                                                             Bond Fund         Fund
                                                                             ---------         ----
Assets
   Investments in securities, at market value
      (identified cost of $58,232 and $53,886, respectively)                 $  62,353       $ 53,886
   Cash                                                                             38            305
   Receivables:
      Capital shares sold                                                          131            150
      Interest                                                                     970            278
                                                                             ---------       --------
         Total assets                                                           63,492         54,619
                                                                             ---------       --------
Liabilities
   Securities purchased                                                          -              1,505
   Capital shares redeemed                                                         546             53
   USAA Investment Management Company                                               71             54
   USAA Transfer Agency Company                                                      4              3
   Accounts payable and accrued expenses                                            20             18
   Dividends on capital shares                                                      78              5
                                                                             ---------       --------
         Total liabilities                                                         719          1,638
                                                                             ---------       --------
            Net assets applicable to capital shares outstanding              $  62,773       $ 52,981
                                                                             =========       ========
Represented by:
   Paid-in capital                                                           $  61,636       $ 52,981
   Accumulated net realized loss on investments                                 (2,984)          -
   Net unrealized appreciation of investments                                    4,121           -
                                                                             ---------       --------
            Net assets applicable to capital shares outstanding              $  62,773       $ 52,981
                                                                             =========       ========
   Capital shares outstanding                                                    5,516         52,981
                                                                             =========       ========
   Net asset value, redemption price, and offering price per share           $   11.38       $   1.00
                                                                             =========       ========

See accompanying notes to financial statements.





Categories & Definitions
Portfolios of Investments in Securities

September 30, 1997
(Unaudited)

Fixed-Rate Instruments -- consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

Put Bonds -- provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date.

Variable Rate Demand Notes (VRDN) -- provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity is the date on which the underlying principal amount may be recovered or the next rate adjustment date consistent with regulatory requirements. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) -- adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer.

Portfolio Description Abbreviations

         CP         Commercial Paper
         CRE        Credit Enhanced
         GO         General Obligation
         IDA        Industrial Development Authority/Agency
         MAC        Municipal Assistance Corporation
         MFH        Multi-Family Housing
         PCRB       Pollution Control Revenue Bond
         RAN        Revenue Anticipation Note
         RB         Revenue Bond
         TAN        Tax Anticipation Note




New York Bond Fund
Portfolio of Investments in Securities
(In Thousands)

September 30, 1997
(Unaudited)



  Principal                                                        Coupon       Final         Market
   Amount                    Security                               Rate      Maturity         Value
   ------                    --------                               ----      --------         -----
                         Fixed Rate Instruments (98.8%)
            New York
            Dormitory Auth. RB
   $1,750      Series 1990A (Devereux Foundation) (CRE)             7.40%      7/01/15(a)     $ 1,926
    2,000      Series 1992 (Manhattan College) (CRE)                6.50       7/01/19          2,128
    2,000      Series 1994 (Gurwin Geriatric Center)                7.35       8/01/29          2,284
    2,500      Series 1994B (State Univ. System)                    6.25       5/15/20          2,620
    2,550      Series 1996-2 (City Univ. System)                    6.00       7/01/26          2,629
    2,800      Series 1997 (Lutheran Center) (CRE)                  6.05       7/01/26          2,907
    1,650   Environmental Facilities Corp. PCRB, Series 1990B       7.50       3/15/11          1,760
    1,960   Groton Community Health Care Facilities RB,
               Series 1994A                                         7.45       7/15/21          2,244
            Housing Finance Agency MFH RB
    1,890      Series 1992E (Secured Mortgage Program)              6.75       8/15/25          2,008
    2,450      Series 1996A (Housing Project) (CRE)                 6.13      11/01/20          2,563
      745   Housing New York Corp. RB, Series 1993                  5.00      11/01/18            701
    1,350   Lockport Housing Development Corp. RB,
               Series 1997A                                         6.00      10/01/18          1,375
            Medical Care Facilities Finance Agency RB
    2,500      Series 1994A (Community General Hospital
               of Sullivan County)                                  6.25       2/15/24          2,594
    1,970      Series 1994A (Hospital and Nursing
               Home Facilities)                                     6.50       2/15/34          2,105
    2,000      Series 1994A (New York Hospital) (CRE)               6.90       8/15/34          2,262
    2,000      Series 1994E (Mental Health Services)                6.50       8/15/24          2,127
    2,500      Series 1995A (Brookdale Hospital)                    6.85       2/15/17          2,723
    2,500      Series 1995A (Health Center Projects)                6.38      11/15/19          2,711
    6,250   Mortgage Agency RB, Series EE-3                         7.75       4/01/16          6,652
            New York City GO
    2,005      Series 1995B                                         7.25       8/15/19(a)       2,353
      995      Series 1995B                                         7.25       8/15/19          1,119
    3,000      Series 1997I                                         6.25       4/15/17          3,171
            New York City IDA RB
    2,060      Series 1990 (Nightingale - Bamford School)           5.85       1/15/20          2,090
    1,500      Series 1997 (New Rochelle College)                   5.80       9/01/26          1,508
    2,500      Series 1997 (YMCA)                                   5.80       8/01/16          2,535
    3,040   Orange County GO, Series 1997                           5.13       9/01/22          2,958
-----------------------------------------------------------------------------------------------------
            Total fixed rate instruments (cost: $57,932)                                       62,053
-----------------------------------------------------------------------------------------------------

                       Variable Rate Demand Note (0.5%)
            New York
      300   St. Lawrence County IDA PCRB,
               Series 1985 (CRE) (cost: $300)                       3.85%             12/01/07    300
-----------------------------------------------------------------------------------------------------
            Total investments (cost: $58,232)                                                $ 62,353
=====================================================================================================




                          Portfolio Summary By Industry
                          -----------------------------

              Education                                       17.5%
              Nursing Care                                    15.2
              Hospitals                                       12.1
              General Obligations                             11.5
              Housing - Single-Family                         10.6
              Housing - Multi-Family                           9.5
              Healthcare - Miscellaneous                       7.7
              Escrowed Securities                              6.8
              Community Service                                4.0
              Water Utilities                                  2.8
              Buildings                                        1.1
              Aluminum                                          .5
                                                             -----
              Total                                           99.3%
                                                             =====





New York Money Market Fund

Portfolio of Investments in Securities
(In Thousands)

September 30, 1997
(Unaudited)



  Principal                                                        Coupon       Final
   Amount                    Security                               Rate      Maturity         Value
   ------                    --------                               ----      --------         -----
                       Variable Rate Demand Notes (70.5%)
            New York
   $1,000   Capital District Youth Center RB, Series 1997B (CRE)    4.15%      8/01/98        $ 1,000
            Dormitory Auth. RB
    4,895      Series 1994A (CRE)                                   4.15       7/01/24          4,895
    2,000      Series 1995 (CRE)                                    4.15       7/01/25          2,000
    1,050   Glens Falls IDA RB, Series 1985 (CRE)                   4.00       8/01/05          1,050
            Job Development Auth. Special Purpose Bonds
      215      Series 1984 C1-C30 (CRE)                             3.80       3/01/99            215
      715      Series 1984 D1-D9 (CRE)                              3.80       3/01/99            715
      530      Series 1984 H1-H11 (CRE)                             3.80       3/01/99            530
    1,270      Series 1985 D1-D16 (CRE)                             3.70       3/01/00          1,270
    2,400   Local Government Assistance Corp. RB,
               Series 1994B (CRE)                                   4.00       4/01/23          2,400
    2,100   Medical Care Facilities Finance Agency RB,
               Series 1994A (CRE)                                   4.10      11/01/03          2,100
    1,100   Monroe County IDA RB, Series 1995D (CRE)                4.05       6/15/16          1,100
    1,000   Nassau County IDA RB, Series 1984 (CRE)                 4.05      12/01/99          1,000
            New York City Housing Development Corp. RB
    2,355      Series 1985-1 (CRE)                                  3.70      12/01/07          2,355
    2,500      Series 1990A (CRE)                                   4.20       8/01/15          2,500
            New York City IDA RB
    2,200      Series 1985 (CRE)                                    4.15      12/01/15          2,200(c)
    2,400      Series 1985 (CRE)                                    4.15      12/01/15          2,400(c)
    6,010   Niagara County IDA RB, Series 1994A (CRE)               4.10      11/15/24          6,010
    2,600   St. Lawrence County IDA PCRB, Series 1985 (CRE)         3.85      12/01/07          2,600
    1,000   Suffolk County IDA RB, Series 1992 (CRE)                3.95      12/01/12          1,000
-----------------------------------------------------------------------------------------------------
            Total variable rate demand notes (cost: $37,340)                                   37,340
-----------------------------------------------------------------------------------------------------

                                Put Bonds (6.5%)
            New York
            Energy Research and Development Auth. PCRB
    1,250      Series 1985B (CRE)                                   3.85      10/15/15          1,250
    2,000      Series 1985B (CRE)                                   3.60       3/01/16          2,000
      210   Hudson IDA RB, Series 1985 (CRE)                        4.25      12/15/00            210
-----------------------------------------------------------------------------------------------------
            Total put bonds (cost: $3,460)                                                      3,460
-----------------------------------------------------------------------------------------------------

                         Fixed Rate Instruments (24.7%)
            New York
      400   Arlington Central School District GO,
               Series 1997A (CRE)                                   7.00       5/15/98            407
      250   Brewster Central School District GO,
               Series 1997 (CRE)                                    6.75       6/15/98            255
      515   Cattaraugus County GO, Series 1997 (CRE)                4.88       7/15/98            519
      330   Central Square Central School District GO,
               Series 1997 (CRE)                                    5.00       6/15/98            332
      394   Columbia County GO, Series 1997 (CRE)                   5.50       4/15/98            397
      160   Copenhagen Central School District GO,
               Series 1997 (CRE)                                    4.90       6/15/98            161
      350   Corning School District GO, Series 1997 (CRE)           4.38       6/15/98            351
      300   Deer Park Union Free School District GO,
               Series 1997B (CRE)                                   4.85       6/15/98            302(b)
      657   Dormitory Auth. Revenue Notes CP,
               Series 1989A (CRE)                                   3.75      10/01/97            657
      700   Dunkirk City School District GO, Series 1997 (CRE)      4.35       9/01/98            703(b)
      170   East Aurora GO, Series 1997 (CRE)                       4.60       8/15/98            171
      361   Ellenville Central School District GO,
               Series 1997 (CRE)                                    5.70       5/01/98            364
      275   Fulton GO Public Improvement Bonds,
               Series 1997 (CRE)                                    4.85       9/01/98            277(b)
      472   Hamilton Central School District GO,
               Series 1997 (CRE)                                    4.55       6/15/98            474
      144   Hempstead Village GO, Series 1997A (CRE)                4.90       5/15/98            145
      220   Middletown GO Public Improvement Bonds,
               Series 1997 (CRE)                                    4.75      10/01/98            222(b)
    2,200   Municipal Water Finance Auth. CP, Series One (CRE)      3.75      12/18/97          2,200
    2,500   New Rochelle City School District GO TAN,
               Series 1997                                          4.25       6/30/98          2,507
      660   Niagra Falls City School District GO,
               Series 1997 (CRE)                                    4.63      11/01/97            661
      300   Northport-East Northport Union Free School
               District GO, Series 1997 (CRE)                       5.50       4/15/98            302
      295   Ossining Village Public Improvement GO,
               Series 1997 (CRE)                                    5.00       2/01/98            296
      407   Rome GO Public Improvement Bonds,
               Series 1996 (CRE)                                    5.10      12/01/97            408
      100   Sweet Home Central School District GO,
               Series 1994 (CRE)                                    4.75       1/15/98            100
      175   Troy City School District GO, Series 1997A (CRE)        4.60      12/01/97            175
      200   Troy MAC General Resolution Bonds,
               Series 1997B (CRE)                                   4.13       1/15/98            200
      134   Waverly Central School District GO,
               Series 1997 (CRE)                                    4.80       6/15/98            134
      125   Waverly Village GO, Series 1997 (CRE)                   4.13       6/15/98            125
      240   Westbury Union Free School District GO,
               Series 1997 (CRE)                                    4.90       5/15/98            241
-----------------------------------------------------------------------------------------------------
            Total fixed rate instruments (cost: $13,086)                                       13,086
-----------------------------------------------------------------------------------------------------
            Total investments (cost: $53,886)                                                $ 53,886
=====================================================================================================




                          Portfolio Summary By Industry
                          -----------------------------

            General Obligations                             18.9%
            Nursing Care                                    13.0
            Resource Recovery                               11.3
            Housing - Multi-Family                           9.2
            Hotel/Motel                                      8.7
            Buildings                                        7.8
            Finance - Municipal                              6.4
            Electric Power                                   6.1
            Aluminum                                         4.9
            Sales Tax Obligations                            4.9
            Water/Sewer                                      4.2
            Hospitals                                        4.0
            Community Service                                1.9
            Manufacturing - Diversified Industries            .4
                                                           -----
            Total                                          101.7%
                                                           =====






Notes to Portfolios of Investments in Securities


September 30, 1997
(Unaudited)


General Notes
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Specific Notes
(a) Prerefunded to various dates prior to maturity at the call price.

(b) At September 30, 1997, the cost of securities purchased on a delayed delivery basis for the New York Money Market Fund was $1,503,867.

(c) At September 30, 1997, these securities were segregated to cover delayed delivery purchases.


See accompanying notes to financial statements.






Statements of Operations
(In Thousands)

Six-month period ended September 30, 1997
(Unaudited)



                                                                                         New York
                                                                     New York          Money Market
                                                                     Bond Fund             Fund
                                                                     ---------             ----
Net investment income:
   Interest income                                                   $  1,866              $ 949
                                                                     --------              -----
   Expenses:
      Management fees                                                     132                110
      Transfer agent's fees                                                22                 18
      Custodian's fees                                                     19                 19
      Postage                                                               2                  2
      Shareholder reporting fees                                            2                  2
      Directors' fees                                                       2                  2
      Registration fees                                                     1                -
      Professional fees                                                     7                  7
      Other                                                                 3                  3
                                                                     --------              -----
         Total expenses before reimbursement                              190                163
      Expenses reimbursed                                                 (38)               (37)
                                                                     --------              -----
         Total expenses after reimbursement                               152                126
                                                                     --------              -----
            Net investment income                                       1,714                823
                                                                     --------              -----

Net realized and unrealized gain on investments:
      Net realized gain                                                   194                -
      Change in net unrealized appreciation/depreciation                2,192                -
                                                                     --------              -----
            Net realized and unrealized gain                            2,386                -
                                                                     --------              -----
Increase in net assets resulting from operations                     $  4,100              $ 823
                                                                     ========              =====


See accompanying notes to financial statements.






Statements of Changes in Net Assets
(In Thousands)

Six-month  period  ended  September  30,  1997 and Year  ended  March  31,  1997
(Unaudited)



                                                        New York                      New York
                                                        Bond Fund                 Money Market Fund
                                                        ---------                 -----------------
                                                  9/30/97        3/31/97         9/30/97        3/31/97
                                                  -------        -------         -------        -------
From operations:
   Net investment income                         $  1,714      $   3,238        $    823      $   1,459
   Net realized gain (loss) on investments            194           (437)           -             -
   Change in net unrealized appreciation/
      depreciation of investments                   2,192            345            -             -
                                                 --------      ---------        --------      ---------
      Increase in net assets resulting
         from operations                            4,100          3,146             823          1,459
                                                 --------      ---------        --------      ---------

Distributions to shareholders from:
   Net investment income                           (1,714)        (3,238)           (823)        (1,459)
                                                 --------      ---------        --------      ---------
From capital share transactions:
   Proceeds from shares sold                        6,592         11,430          26,602         53,699
   Shares issued for dividends reinvested           1,291          2,480             784          1,404
   Cost of shares redeemed                         (5,531)        (9,770)        (24,401)       (50,661)
                                                 --------      ---------        --------      ---------
      Increase in net assets from
         capital share transactions                 2,352          4,140           2,985          4,442
                                                 --------      ---------        --------      ---------
Net increase in net assets                          4,738          4,048           2,985          4,442
Net assets:
   Beginning of period                             58,035         53,987          49,996         45,554
                                                 --------      ---------        --------      ---------
   End of period                                 $ 62,773      $  58,035        $ 52,981      $  49,996
                                                 ========      =========        ========      =========
Change in shares outstanding:
   Shares sold                                        590          1,041          26,602         53,699
   Shares issued for dividends reinvested             115            226             784          1,404
   Shares redeemed                                   (494)          (891)        (24,401)       (50,661)
                                                 --------      ---------        --------      ---------
      Increase in shares outstanding                  211            376           2,985          4,442
                                                 ========      =========        ========      =========
Authorized shares of $.01 par value                25,000         25,000         100,000        100,000
                                                 ========      =========        ========      =========

See accompanying notes to financial statements.





Notes to Financial Statements


September 30, 1997
(Unaudited)


(1)   Summary of Significant Accounting Policies
USAA Tax Exempt Fund, Inc. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the New York Bond Fund and New York Money Market Fund (the Funds). The Funds have a common objective of providing New York investors with a high level of current interest income that is exempt from federal, New York state, and New York City personal income taxes. The New York Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation -- Investments in the New York Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, all securities in the New York Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes -- Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the securities. The Funds concentrate their investments in New York municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)   Lines of Credit
The Funds participate with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, each Fund may borrow from CAPCO an amount up to 5% of its total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, each Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 15% of its total assets at NationsBank's borrowing rate plus a markup. The Funds had no borrowings under either of these agreements during the six-month period ended September 30, 1997.

(3)   Distributions
Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at September 30, 1997.

Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At September 30, 1997, the New York Bond Fund had capital loss carryovers for federal income tax purposes of approximately $2,984,000 which, if not offset by subsequent capital gains will expire between 2003-2005. It is unlikely that the Board of Directors of the Company will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4)   Investment Transactions
Purchases and sales/maturities of securities, excluding short-term securities, for the six-month period ended September 30, 1997 for the New York Bond Fund were $22,761,031 and $18,253,424, respectively. Purchases and sales/maturities of securities for the six-month period ended September 30, 1997 for the New York Money Market Fund were $78,339,855 and $74,056,990, respectively.

Gross unrealized appreciation and depreciation of investments at September 30, 1997 for the New York Bond Fund was $4,121,991 and $885, respectively.

(5) Transactions  with Manager
A. Management fees -- The investment policies of the Funds and the management of the Funds' portfolios are carried out by USAA Investment Management Company (the Manager). Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50,000,000, .40% of that portion over $50,000,000 but not over $100,000,000, and .30% of that portion over $100,000,000. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its annual average net assets through August 1, 1998.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6)  Transactions with Affiliates
Certain directors and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Funds.




Notes to Financial Statements (continued)
New York Bond Fund

September 30, 1997
(Unaudited)


(7) Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:



                        Six-Month
                      Period Ended                          Year Ended March 31,
                      September 30,     -----------------------------------------------------------
                          1997          1997           1996         1995         1994          1993
                          ----          ----           ----         ----         ----          ----
Net asset value at
   beginning
   of period            $   10.94      $  10.95     $   10.77     $   10.83     $  11.62     $   10.94
Net investment
   income                     .32           .64           .63           .62          .62           .65
Net realized and
   unrealized
   gain (loss)                .44          (.01)          .18          (.06)        (.50)          .80
Distributions from
   net investment
   income                    (.32)         (.64)         (.63)         (.62)        (.62)         (.65)
Distributions of
   realized
   capital gains            -              -             -             -            (.29)         (.12)
                        ---------      --------     ---------     ---------     --------     ---------
Net asset value at
   end of period        $   11.38      $  10.94     $   10.95     $   10.77     $  10.83     $   11.62
                        =========      ========     =========     =========     ========     =========
Total return (%) *           6.99          5.89          7.67          5.42          .68         13.74
Net assets at end
   of period (000)      $  62,773      $ 58,035     $  53,987     $  50,507     $ 56,912     $  48,925
Ratio of expenses
   to average
   net assets (%)             .50(a)(b)     .50(a)        .50(a)        .50(a)       .50(a)        .50(a)
Ratio of net
   investment
   income to
   average net
   assets (%)                5.65(a)(b)    5.83(a)       5.75(a)       5.83(a)      5.24(a)       5.79(a)
Portfolio
   turnover (%)             30.71         41.42         74.80         74.74       124.40        107.12




(a) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Fund's ratios would have been:


                        Six-Month
                      Period Ended                      Year Ended March 31,
                      September 30,       --------------------------------------------------------
                          1997            1997         1996         1995         1994         1993
                          ----            ----         ----         ----         ----         ----
Ratio of expenses
   to average
   net assets (%)          .63(b)           .66          .69          .71          .69          .80
Ratio of net
   investment
   income to
   average
   net assets (%)         5.52(b)          5.67         5.56         5.62         5.05         5.49


(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestment of all dividend income and capital gains distributions during the period.







Notes to Financial Statements (continued)
New York Money Market Fund

September 30, 1997
(Unaudited)


(7)   Financial highlights (continued)
Per share operating performance for a share outstanding throughout each period is as follows:


                        Six-Month
                      Period Ended                         Year Ended March 31,
                      September 30,      ----------------------------------------------------------
                          1997           1997          1996         1995          1994         1993
                          ----           ----          ----         ----          ----         ----
Net asset value at
   beginning
   of period            $    1.00      $   1.00     $    1.00     $    1.00     $   1.00     $    1.00
Net investment
   income                     .02           .03           .04           .03          .02           .03
Distributions from
   net investment
   income                    (.02)         (.03)         (.04)         (.03)        (.02)         (.03)
                        ---------      --------     ---------     ---------     --------     ---------
Net asset value at
   end of period        $    1.00      $   1.00     $    1.00     $    1.00     $   1.00     $    1.00
                        =========      ========     =========     =========     ========     =========
Total return (%) *           1.65          3.16          3.56          2.76         2.00          2.51
Net assets at end
   of period (000)      $  52,981      $ 49,996     $  45,554     $  27,525     $ 24,513     $  19,428
Ratio of expenses
   to average
   net assets (%)             .50(a)(b)     .50(a)        .50(a)        .50(a)       .50(a)        .50(a)
Ratio of net
   investment
   income to
   average
   net assets (%)            3.26(a)(b)    3.12(a)       3.47(a)       2.74(a)      1.98(a)       2.46(a)




(a) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Fund's ratios would have been:


                       Six-Month
                     Period Ended                         Year Ended March 31,
                     September 30,        --------------------------------------------------------
                          1997            1997          1996        1995         1994         1993
                          ----            ----          ----        ----         ----         ----
Ratio of expenses
   to average
   net assets (%)          .65(b)           .69          .78          .85          .98         1.06
Ratio of net
   investment
   income to
   average
   net assets (%)         3.11(b)          2.93         3.19         2.39         1.50         1.90




(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestment of all dividend income distributions during the period.